                                                                   Exhibit 10.53

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT

          THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT ("Seventh Amendment") is
                                                       -----------------
effective as of June 29, 1999, and is entered into by and among P-COM, INC., a Delaware corporation ("Borrower"); the financial institutions signatory hereto
                       --------
(each individually a "Lender" and collectively the "Lenders"); UNION BANK OF
                      ------                        -------
CALIFORNIA, N.A., for itself, as a Lender, and as administrative agent for Lenders (in such capacity, "Agent"); and BANK OF AMERICA NATIONAL TRUST AND
                            -----
SAVINGS ASSOCIATION (for itself, as a Lender, and as syndication agent for Lenders (in such capacity, "Syndication Agent").
                            -----------------

                                   RECITALS
                                   --------

          A. Borrower, Lenders, Agent, and Syndication Agent have entered into that certain Credit Agreement dated as of May 15, 1998, as amended (collectively, the "Credit Agreement"), pursuant to which Agent, Syndication
                    ----------------
Agent, and Lenders agreed to provide financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein.

          B. Borrower has requested that Agent, Syndication Agent, and Lenders consent to various matters, including matters related to the conversion of certain equity securities from preferred stock to common stock, and make certain amendments to the Credit Agreement in connection therewith. Agent, Syndication Agent, and Lenders are willing to do so subject to the terms and conditions of this Seventh Amendment.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Agent, and Syndication Agent hereby agree as follows:

          1.   Ratification and Incorporation of Credit Agreement and Other Loan
               -----------------------------------------------------------------
Documents.  Except as expressly modified under this Seventh Amendment, (a)
---------
Borrower hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each of Borrower and each other Loan Party acknowledges and agrees that as of June 29, 1999, the sum of (i) the aggregate outstanding principal amount of all Loans, plus (ii) the aggregate outstanding Letter of
                               ----
Credit Usage was $49,750,000.00. Each of Borrower and each other Loan Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Debt.

          2.   Amendments to Credit Agreement.
               ------------------------------

               a.   Section 6.2(d) is hereby deleted in its entirety and the
                    --------------
following is substituted therefor:

                    (d)   Profitability. Permit Consolidated Pre-Tax Income of
                          -------------
          the Borrower and its consolidated Subsidiaries to reflect a loss exceeding the correlative amount listed below for any fiscal quarter of Borrower commencing with the fiscal quarter ended June 30, 1999; provided, that any profit recognized from any exchange from time to
          --------
          time by Borrower of certain shares of its Common Stock for certain of the Notes issued pursuant to the Indenture shall be excluded from Consolidated Pre-Tax Income for purposes of this Section 6.2(d):

               June 29, 1999                   $(13,000,000)
               September 30, 1999              $( 4,000,000)
               December 31, 1999               $         (1).

               b.   Clause (iii) of Section 6.2(h) is hereby deleted in its
                    ------------    --------------
entirety and the phrase "Borrower may make the redemption payments permitted under Section 3(c) of the Seventh Amendment to Credit Agreement" is substituted therefor.

               c.   Section 6.2(w) is hereby deleted in its entirety and the
                    --------------
following is substituted therefor:

                    (w)   Minimum Consolidated EBITDA. Permit Consolidated
                          ---------------------------
          EBITDA to be less than the correlative amount listed below for any fiscal quarter of Borrower commencing with the fiscal quarter ended June 30, 1999:

               June 29, 1999                   $(  5,500,000)
               September 30, 1999              $   2,000,000
               December 31, 1999               $   5,000,000.

               d.   Schedule 5.1(m) (Ventures, Subsidiaries and Affiliates;
                    ---------------
Outstanding Stock and Indebtedness) to the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 5.1(m) attached hereto.
                             ---------------

          3.   Consent. Notwithstanding any contrary term or provision set forth
               -------
in the Credit Agreement, Agent and Lenders hereby consent, subject to the terms and conditions set forth herein, to the following:

               a.   Borrower's execution of the following agreements:

                    (i) P-Com, Inc. Stock Purchase Warrant dated June 4, 1999, made by Borrower in favor of Marshall Capital Management, Inc.;

                    (ii) P-Com, Inc. Stock Purchase Warrant dated June 4, 1999, made by Borrower in favor of Capital Ventures International;

                    (iii) P-Com, Inc. Stock Purchase Warrant dated June 4, 1999, made by Borrower in favor of Castle Creek Technology Partners LLC;

                    (iv) Exchange Agreement dated June 4, 1999, between Marshall Capital Management, Inc. and Borrower;

                    (v) Exchange Agreement dated June 4, 1999, between Capital Ventures International and Borrower; and

                    (vi) Exchange Agreement dated June 4, 1999, between Castle Creek Technology Partners LLC and Borrower (the exchange agreements referenced in subparagraphs (iv),
                           (v) and (vi) shall be collectively referred to as the "Exchange Agreements").
                            -------------------

               b. Borrower's revocation of that certain Designations, Preferences and Rights of Series B Convertible Participating Preferred Stock of P-Com, Inc. executed on December 21, 1998, as amended (collectively, the "Certificate of Designation").
 --------------------------

               c. Borrower's redemption of shares of the Borrower's Common Stock pursuant to Section 5 of the Exchange Agreements (the term "Common Stock," as used in this subsection (c), shall have the meaning set forth in the Exchange Agreements); provided that (i) at the time of and immediately following any such
             --------
redemption payment there shall exist no condition or event that constitutes an Event of Default or Potential Event of Default; (ii) the Borrower shall not make any redemption payment that is optional or otherwise not required to be made pursuant to the Exchange Agreements; and (iii) the aggregate of any such redemption payments shall not in any event exceed Five Million Dollars ($5,000,000). Prior to making any redemption payment under this Section 3.c.,
                                                                 ------------
Borrower shall deliver a certificate signed by a responsible officer of Borrower setting forth Borrower's intention to make such redemption payment and certifying that the conditions set forth in Section 3.c. have been satisfied,
                                            ------------
which certificate shall be in form satisfactory to Agent.

          4.   Conditions to Effectiveness.  This Seventh Amendment shall become
               ---------------------------
effective on June 29, 1999 (the "Effective Date"), only upon satisfaction of
                                 --------------
each of the following conditions:

               a. receipt by Agent of this Seventh Amendment duly executed by Borrower, Bank of America National Trust and Savings Association, as Syndication Agent and Lender, and Union Bank of California, N.A., as Agent and Lender;

               b. receipt by Agent of the attached Guarantor Consents (individually, a "Guarantor Consent" and collectively, the "Guarantor
                  -----------------                         ---------
Consents"), duly executed by each Guarantor;
--------

               c. receipt by Agent of a certificate issued by the Secretary of State of Delaware, certifying the filing with such office of resolutions adopted by the Board of Directors of Borrower or other authorizing documents, in form and substance satisfactory to Agent and its counsel, which documents revoke the Certificate of Designation in its entirety, rendering it null and of no further force or effect;

               d. receipt by Agent of copies of resolutions, in form and substance satisfactory to Agent and its counsel, of the Board of Directors or other authorizing documents of Borrower, authorizing the execution and delivery of this Seventh Amendment; and

               e. absence of any Potential Events of Default or Events of Default.

          5.   Representations and Warranties.  In order to induce the Lenders
               ------------------------------
to enter into this Seventh Amendment, Borrower represents and warrants to Agent, Syndication Agent, and Lenders that the following statements are true, correct and complete as of the Effective Date of this Seventh Amendment:

               a.   Corporate Power and Authority.  Borrower has all requisite
                    -----------------------------
corporate power and authority to enter into this Seventh Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Seventh Amendment (the "Amended Agreement").
                                                            -----------------
The Certificate of Incorporation and Bylaws of Borrower (after giving effect to the certificate referenced in Section 4.c. of this Seventh Amendment) have not
                              ------------
been amended since the copies previously delivered to Agent, Syndication Agent, and Lenders.

               b.   Authorization of Agreements. The execution and delivery of
                    ---------------------------
this Seventh Amendment and the performance by Borrower of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

               c.   No Conflict. The execution and delivery by Borrower of this
                    -----------
Seventh Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to Borrower, except to the extend not resulting in a Material Adverse Effect, (ii) the Certificate of Incorporation or Bylaws of Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on Borrower, or (iv) any material agreement or instrument binding on Borrower, except to the extent not resulting in a Material Adverse Effect.

               d.   Governmental Consents.  Except for the certificate
                    ---------------------
referenced in Section 4.c. of this Seventh Amendment, the execution and delivery
              ------------
by Borrower of this Seventh Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (except routine reports required pursuant to the Securities Exchange Act of 1934, as amended (as such act is applicable to any Loan Party), which reports will be made in the ordinary course of business).

               e.   Binding Obligation.  This Seventh Amendment and the Amended
                    ------------------
Agreement have been duly executed and delivered by Borrower and are the binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws and equitable principles relating to or affecting creditors' rights.

               f.   Incorporation of Representations and Warranties From Credit
                    -----------------------------------------------------------
Agreement.  The representations and warranties contained in Section 5.1 of the
---------                                                   -----------
Credit Agreement are correct in all material respects on and as of the Effective Date of this Seventh Amendment as though made on and as of such date, except (a) to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date, (b) to the extent that Borrower or any other Loan Party, as applicable, has previously advised Agent in writing as contemplated under the Credit Agreement, or (c) for matters that are to be the subject of updated disclosure in the schedule to be delivered pursuant to
Section 2 of this Seventh Amendment.
---------

               g.   Absence of Default.  After giving effect to this Seventh
                    ------------------
Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Seventh Amendment that would constitute an Event of Default or a Potential Event of Default.

          6.   Release.
               -------

               a. Each Loan Party acknowledges that Agent, Syndication Agent, and Lenders would not enter into this Seventh Amendment without the Loan Parties' assurance that each Loan Party has no claims against Agent, Syndication Agent, or Lenders, or any of such parties' shareholders, officers, directors, employees, agents, or attorneys arising out of or related to the Loan Documents or any other agreement between any Loan Party and any Lender. Except for the obligations arising hereafter under the Amended Agreement, each Loan Party, for itself and on behalf of its successors, assigns, and present and future shareholders, officers, directors, employees, agents, and attorneys, hereby remises, releases and forever discharges each of Agent, Syndication Agent, and each Lender and their respective present and former shareholders, officers, directors, employees, agents, attorneys, successors and assigns from any and all claims, rights, actions, causes of action, suits, liabilities, defenses, damages and costs that both (a) exist or may exist as of the Effective Date and (b) arise from or are otherwise related to the Credit Agreement or the other Loan Documents, any transaction contemplated thereby, the administration of the Loans and other financial accommodations made thereunder, the collateral security given in connection therewith, or any related discussions or negotiations, in each case whether known or unknown, suspected or unsuspected. Each Loan Party waives the provisions of California Civil Code section 1542, which states:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

               b. The provisions, waivers and releases set forth in this section are binding upon each Loan Party and each Loan Party's shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of each Lender, Agent, Syndication Agent, and each such party's shareholders, agents, employees, officers, directors, assigns and successors in interest as parties to the Credit Agreement.

               c. The provisions of this section shall survive payment in full of the obligations, full performance of all the terms of this Seventh Agreement and the Loan Documents, or Agent's or any Lender's actions to exercise any remedy available under the Loan Documents or otherwise.

               d. Each Loan Party warrants and represents that each such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any Person any such claim or any portion thereof. Each Loan Party shall indemnify and hold harmless each Lender, Agent, and Syndication Agent, from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

          7.   Entire Agreement. This Seventh Amendment, together with the
               ----------------
Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Seventh Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

          8.   Miscellaneous.
               -------------

               a.   Counterparts. This Seventh Amendment may be executed in
                    ------------
identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Seventh Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

               b.   Headings.  Section headings used herein are for convenience
                    --------
of reference only, are not part of this Seventh Amendment, and are not to be taken into consideration in interpreting this Seventh Amendment.

               c.   Recitals. The recitals set forth at the beginning of this
                    --------
Seventh Amendment are true and correct, and such recitals are incorporated into and are a part of this Seventh Amendment.

               d.   Governing Law.  THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY,
                    -------------
AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

               e.   Effect. Upon the effectiveness of this Seventh Amendment,
                    ------
from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

               f.   No Novation. Except as expressly provided in this Seventh
                    -----------
Amendment, the execution, delivery, and effectiveness of this Seventh Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

               g.   Conflict of Terms.  In the event of any inconsistency
                    -----------------
between the provisions of this Seventh Amendment and any provision of the Credit Agreement, the terms and provisions of this Seventh Amendment shall govern and control.

          IN WITNESS WHEREOF, this Seventh Amendment to Credit Agreement has been duly executed as of the date first written above.

                                   P-COM, INC.


                                   By: /s/ Robert E. Collins
                                       -------------------------------
                                   Name:  Robert E. Collins
                                          ----------------------------
                                   Title: Vice President Finance and
                                          ----------------------------
                                          Administration

                                   UNION BANK OF CALIFORNIA, N.A.,
                                   as Agent and a Lender


                                   By  /s/ Patricia Lee
                                       -------------------------------
                                   Name:  Patricia Lee
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Syndication Agent and a Lender

                                   By: /s/ M. Duncan McDuff
                                      --------------------------------
                                   Name:  M. Duncan McDuff
                                          ----------------------------
                                   Title: Managing Director
                                          ----------------------------

                              GUARANTOR CONSENTS

          Each of the undersigned hereby (i) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Subsidiary Guaranty in favor of Agent dated as of May 15, 1998 (the "Guaranty"), (ii) acknowledges receipt of
                                        --------
a copy of the Seventh Amendment to Credit Agreement dated as of June 29, 1999 (the "Seventh Amendment"), (iii) consents to all of the provisions of the
      -----------------
Seventh Amendment, and (iv) acknowledges and agrees that nothing contained in the Seventh Amendment in any way affects the validity and enforceability of the Guaranty.


Effective as of June 29, 1999            CONTROL RESOURCES CORPORATION

                                         By:  /s/ Warren T. Lazarow
                                              --------------------------
                                         Name:    Warren T. Lazarow
                                              --------------------------
                                         Title:   Secretary
                                              --------------------------

Effective as of June 29, 1999            P-COM NETWORK SERVICES, INC.

                                         By:  /s/ Warren T. Lazarow
                                              --------------------------
                                         Name     Warren T. Lazarow
                                              --------------------------
                                         Title:   Secretary
                                              --------------------------

Effective as of June 29, 1999            P-COM FINANCE CORPORATION

                                         By:  /s/ Warren T. Lazarow
                                              --------------------------
                                         Name:    Warren T. Lazarow
                                              --------------------------
                                         Title:   Secretary
                                              --------------------------

Effective as of June 29, 1999            P-COM UNITED KINGDOM, INC.

                                         By:  /s/ Warren T. Lazarow
                                              --------------------------
                                         Name:    Warren T. Lazarow
                                              --------------------------
                                         Title:    Secretary
                                              --------------------------


Effective as of June 29, 1999            TELEMATICS, INC.

                                         By:  /s/ Warren T. Lazarow
                                              --------------------------
                                         Name:    Warren T. Lazarow
                                              --------------------------
                                         Title:   Secretary
                                              --------------------------

                                SCHEDULE 5.1(m)
                                ---------------
                                   (6/30/99)

                    VENTURES, SUBSIDIARIES AND AFFILIATES:
                    --------------------------------------
                      OUTSTANDING STOCK AND INDEBTEDNESS
                      ----------------------------------

Direct Subsidiaries of Borrower
-------------------------------

     Geritel S.p.A., an Italian company

     P-Com Network Services, Inc., a Delaware corporation

     P-Com Network Services (UK) Ltd., an English company

     P-Com United Kingdom, Inc., a Delaware corporation

     P-Com GmbH, a German company

     Technosystem S.p.A., an Italian company

     P-Com Finance Corporation, a Delaware corporation

     Control Resources Corporation, a Delaware corporation

     P-Com (BARBADOS) FSC Limited, Barbados company

     P-Com Corpl, Int'l (Cayman) Ltd., a Cayman Islands company

Indirect Subsidiaries of Borrower
---------------------------------

     Telematics, Inc., a Virginia corporation

     R T Masts Ltd., an English company

     Elbas SRL, an Italian company

     Technosystem Poland, a Polish company

     R T Ltd., an English company (dormant)

     Sky Masts, Ltd. an English company (dormant)

     Cemetel S.r.L., an Italian company

Material Subsidiaries of Borrower
---------------------------------

      Geritel S.p.A

      Technosystem S.p.A.

      P-Com Network Services, Inc.

      Control Resources Corporation


Stock Ownership
---------------

(a) Borrower -- Borrower's issued and outstanding capital stock is publicly traded on the Nasdaq National Market.

(b) Subsidiaries of Borrower -- Except for, in certain cases, nominal shareholdings by directors and/or nominees, all of the issued and outstanding capital stock of each of Borrower's direct and indirect subsidiaries is wholly-owned by Borrower.


Outstanding rights to purchase, options, warrants, or similar rights pertaining
-------------------------------------------------------------------------------
to capital stock or other equity securities of Borrower or its subsidiaries
---------------------------------------------------------------------------

(a) Borrower has issued and will in the future issue capital stock pursuant to its employee stock purchase and incentive compensation programs, including without limitation those transactions described in paragraphs
      (c) and (d) below.

(b) On November 5, 1997, the Borrower issued $100,000,000 in 4-1/4% Convertible Subordinated Notes (the "Notes") due November 1, 2002. The Notes are convertible at the option of the holder into shares of the Borrower's common stock at a conversion price of $27.46 per share at any time. The Notes are redeemable by the Borrower, beginning on November
      5, 1000, upon 30 days notice, subject to a declining redemption price. Interest on the Notes will be paid semiannually on May 1 and November 1 of each year.

(c) On December 23, 1998, the Borrower issued Series B Convertible Participating Preferred Stock, convertible into the Borrower's Common Stock, par value $0.0001 per share ("Series B Preferred Stock") and Warrants entitling holders to purchase a certain number of shares of the Borrower's Common Stock (the "Warrants," together with the Series B Preferred Stock, the "Securities") to the holders (the "Holders") as further described below:

      -----------------------------------------------------------------------
                 Name of Holder                              Securities
                 --------------                              ----------
      -----------------------------------------------------------------------
         Marshall Capital Management, Inc.                  1,118,030 (1)
      -----------------------------------------------------------------------
         Castle Creek Technology Partners LLC               1,366,482 (2)
      -----------------------------------------------------------------------
         Capital Ventures International                     1,242,257 (3)
      -----------------------------------------------------------------------

     (1) Consists of 745,353 shares of Borrower's Common Stock issuable upon the conversion of the Series B Preferred Stock and 372,677 shares of the Borrower's Common Stock issuable upon the exercise of the Warrants.

     (2) Consists of 910,988 shares of Borrower's Common Stock issuable upon the conversion of Series B Preferred Stock and 455,494 shares of the Borrower's Common Stock issuable upon the exercise of the Warrants.

     (3) Consists of 828,171 shares of Borrower's Common Stock issuable upon the conversion of Series B Preferred Stock and 414,086 shares of the Borrower's Common Stock issuable upon the exercise of the Warrants.

(d) On June 4, 1999, the Company separately negotiated and entered into separate agreements with each of the Holders, as a result of which the Company exchanged all 15,000 shares of Series B Preferred Stock for 5,134,795 shares of the Company's common stock. The Company also exchanged outstanding warrants to purchase 1,242,257 shares of the Company's common stock held by the Holders, for new warrants with an exercise price of $3.00 per share rather than $3.47 per share. In connection with the exchange, the Company agreed to register the 5,134,795 shares of its common stock exchanged for the Series B Preferred Stock and the 1,242,257 shares of common stock subject to the warrants.